                          THE DIRECTOR SELECT PLUS
                            SEPARATE ACCOUNT TWO
                       HARTFORD LIFE INSURANCE COMPANY

              SUPPLEMENT DATED JUNE 20, 2003 TO THE PROSPECTUS
           AND STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1, 2003


Effective June 13, 2003, Evergreen VA International Growth Fund changed its name to Evergreen VA International Equity Fund. All references to "Evergreen VA International Growth Fund" are deleted and replaced with "Evergreen VA International Equity Fund."

Effective July 14, 2003, Evergreen VA Small Cap Value Fund will change its name to Evergreen VA Special Values Fund. All references to "Evergreen VA Small Cap Value Fund" are deleted and replaced with "Evergreen VA Special Values Fund."



   THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCES.


HV-4764
333-91925